UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 3, 2008

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction	(Commission File Number)	(I.R.S Employer
of incorporation or Organization)		Identification No.)

2122 York Road Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(630) 574-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 3, 2008, Douglas B. Mackie, President and Chief Executive Officer of Great Lakes Dredge & Dock Corporation (the “Company”), entered into a written sales plan pursuant to the guidance specified by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (a “Rule 10b5-1 Plan”). Mr. Mackie’s Rule 10b5-1 Plan covers the sale of up to 48,000 shares of the Company’s common stock during the period commencing on May 15, 2008 and ending on April 16, 2009. This plan is part of Mr. Mackie’s long-term strategy to diversify assets.

On the same date, Mr. Mackie’s wife also entered into two written Rule 10b5-1 Plans, each in her capacity as the trustee of two trusts established for the benefit of two of their children. Each of these Rule 10b5-1 Plans cover the sale of up to 6,000 shares of the Company’s common stock during the period commencing on May 15, 2008 and ending on April 16, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date:	March 7, 2008	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer